Semi-Annual Report
June 30, 2002


                                                         [NEUBERGER BERMAN LOGO]



                                     Neuberger Berman
                                     Advisers
                                     Management
                                     Trust


--------------------------------------------------------------------------------


                                     Balanced
                                     Portfolio (Registered Trademark)




B0731 08/02

Balanced Portfolio  Managers' Commentary
----------------------------------------

The AMT Balanced Portfolio ended the first half of 2002 with a decline (-11.21%), compared to a greater decline (-19.70%) in the Russell Midcap Growth Index and a 2.38% gain in the Merrill Lynch 1-3 Year Treasury Index.(1), (2) During this period, as the stock market has plummeted, many investors have reevaluated their notion of risk and have embraced the relative safety of fixed income. Bonds, which composed 43.0% of the portfolio as of the end of the reporting period, preserved capital and provided positive returns during the period, but we continued to face a difficult equities environment, particularly for our growth investing discipline.

We sought to take full advantage of the fixed income opportunities available. At the end of this reporting period, the Portfolio was represented in Treasuries (4.6%), agencies (2.9%), mortgage-backed (6.2%) and asset-backed securities (5.3%). These sectors were sought after by investors and performed well in the recent climate. Frankly, however, in this period performance of the bond segment was affected more by what the Portfolio did not own versus what it did own. In other words, we avoided the worst of the fallout in the corporate bond market, which was hit hard by the well-publicized accounting scandals and ongoing credit concerns.

While the AMT Balanced Portfolio is well represented in corporate bonds (23.3%), issue selection was key. Neuberger Berman's style is to carefully monitor security prices, and we are quick to sell securities when we sense trouble is ahead. A key element of Neuberger Berman's bond management style, as always, is to broadly diversify holdings so that unexpected developments do not have a negative impact on performance.

The corporate market today is in a near-hysterical state about credit concerns, which usually provides fertile ground to buy undervalued merchandise. We will continue to be vigilant about corporate credit quality and, when we believe that value emerges, we will buy it. In general, we avoided most issuers in the telecom, media and merchant energy sectors in favor of issuers in the bank, finance, and consumer staple sectors.

With interest rates continuing at levels last seen 40 years ago during the Kennedy era, we must do a balancing act between garnering income and preserving principal. Simply stated, we are managing the portfolio in a way that we believe balances interest rate risk with competitive income. We believe we have the tools and techniques to lock in the strong gains the portfolio made in the fixed income sector in the last three years.

The equities portion of the portfolio faced more difficult conditions. Mid-cap growth stocks performed exceptionally well in the March rally, but fell back along with the broad market in the second quarter.

In general, the Portfolio lived up to our fundamental expectations. The overwhelming majority of holdings met or exceeded consensus earnings expectations. The average Portfolio company beat earnings estimates by a double-digit margin and forward earnings forecasts were revised upward. Based on the most recently reported quarter, earnings in the Portfolio grew considerably in advance of consensus earnings growth forecasts.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Unfortunately, the Portfolio's positive fundamentals did not translate into positive returns in a market ravaged by doubt over the strength of the economic recovery, escalating violence in the Middle East, renewed fear of terrorism, and corporate accounting scandals. The high anxiety generated by all these negative headlines has distracted investors from the kind of favorable economic and earnings trends that generally lift the market.

Collectively, our investments in the consumer staples, energy, and industrials sectors delivered positive returns. The same sectors led on a relative return basis.

Our holdings in the information technology and healthcare sectors had the most negative impact on portfolio returns.

We are relatively optimistic regarding the economy, but over the near term, believe it will continue to be an uneven recovery with consumer oriented industries driving growth, and technology and telecommunications lagging. Consequently, we have reduced our information technology sector weighting and concentrated investments in those tech sub-sectors we believe have the most favorable short-term outlooks. We have eliminated our exposure in the telecom sector.

While President Bush and Congress are contemplating measures to prevent corporate fraud and end self-dealing on Wall Street, investors may remain cynical, particularly if we see more negative headlines. However, we expect that as the economic recovery unfolds and corporate earnings trend higher, investors will regain their emotional equilibrium and begin refocusing on increasingly good values in the stock market.

We believe our Portfolio reflects this good value. The Portfolio's PEG Ratio (forward price/earnings divided by forward long-term earnings growth rates) has come down significantly since peaking in March 2002. So, we are getting good earnings growth at what we believe to be bargain prices. Based on the number of undisputed leaders in various industry niches, the quality of the Portfolio has never been higher. We think it is interesting how many great growth companies now show up in value screens and are included in high profile value oriented mutual fund portfolios. In our view, this is a persuasive fundamental argument that a market bottom may be near and that growth stocks can excel when the market rights itself.

Sincerely,

[GRAPHIC OMITTED]     /s/ Jennifer Silver

[GRAPHIC OMITTED]     /s/ Brooke Cobb

[GRAPHIC OMITTED]     /s/ Ted Giuliano

[GRAPHIC OMITTED]     /s/ Catherine Waterworth

                         JENNIFER SILVER, BROOKE COBB,
                      TED GIULIANO, CATHERINE WATERWORTH
                             PORTFOLIO CO-MANAGERS

1. (15.41%), 3.39%, and 6.80% were the average annual total returns for the 1-, 5-, and 10-year for periods ended June 30, 2002. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

2. The Russell Midcap (Registered Trademark) Growth Index measures the performance of those Russell Midcap (Registered Trademark) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 (Registered Trademark) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Schedule of Investments Balanced Portfolio
------------------------------------------

Number of Shares                               Market Value+
Common Stocks (53.5%)

Automotive (1.2%)
  5,600            Advance Auto Parts          $    305,256*
 15,400            Circuit City Stores-
                      CarMax Group                  333,410*[L]
 10,100            Lear Corp.                       467,125*
                                               ------------
                                                  1,105,791

Biotechnology (1.5%)
 15,100            Cephalon, Inc.                   682,520*[L]
 17,300            IDEC
                      Pharmaceuticals               613,285*[L]
  9,700            Millennium
                   Pharmaceuticals                  117,855*
                                               ------------
                                                  1,413,660
Broadcasting (0.4%)
 24,200            Radio One                        359,854*[L]

Building, Construction & Furnishing (0.9%)
 31,600            D.R. Horton                      822,548

Business Services (1.9%)
  8,600            Danaher Corp.                    570,610
 13,000            Hotels.com                       548,990*[L]
  5,500            SPX Corp.                        646,250*
                                               ------------
                                                  1,765,850

Business Services -- IT Business Services (3.9%)
 15,300            Affiliated Computer
                      Services                      726,444*
 25,725            Apollo Group                   1,013,822*
 24,400            Concord EFS                      735,416*
 44,900            SunGard Data
                      Systems                     1,188,952*[L]
                                               ------------
                                                  3,664,634

Capital Equipment (0.4%)
  5,400            American Standard                405,540*

Communications Equipment (1.7%)
 18,100            Harris Corp.                     655,944
 18,500            L-3 Communications
                      Holdings                      999,000*[L]
                                               ------------
                                                  1,654,944

Consumer Cyclicals (2.1%)
 11,400            Maytag Corp.                     486,210
 19,100            Sabre Holdings                   683,780*
 33,350            USA Interactive                  782,058*
                                               ------------
                                                  1,952,048

Energy (4.5%)
 18,100            Cooper Cameron                   876,402*
 15,500            EOG Resources                    615,350[L]
 21,000            Talisman Energy                  948,150
 23,400            Weatherford
                      International               1,085,532*[L]
 34,037            XTO Energy                       701,162
                                               ------------
                                                  4,226,596

Number of Shares                               Market Value+

Finance (2.2%)
  9,000            Affiliated Managers
                      Group                    $    553,500*
 10,500            Investment
                      Technology Group              343,350*
 10,900            Legg Mason                       537,806
  3,400            Moody's Corp.                    169,150
 17,900            National Commerce
                      Financial                     470,770
                                               ------------
                                                  2,074,576

Financial Services (0.8%)
  7,300            Commerce Bancorp                 322,660
 83,400            E*TRADE Group                    455,364*
                                               ------------
                                                    778,024

Food & Beverage (1.0%)
 29,500            Pepsi Bottling Group             908,600[L]

Hardware (0.5%)
 34,900            Network Appliance                433,109*

Health Care (10.2%)
  6,000            AmerisourceBergen
                      Corp.                         456,000
 14,900            AMN Healthcare
                      Services                      521,649*[L]
  8,200            Anthem, Inc.                     553,336*[L]
 17,000            Community Health
                      Systems                       455,600*
 23,300            Express Scripts                1,167,563*[L]
  8,400            Forest Laboratories              594,720*[L]
 28,200            Gilead Sciences                  927,216*
 10,600            Guidant Corp.                    320,438*
 44,300            King Pharmaceuticals             985,675*
 26,200            Laboratory Corp. of
                      America Holdings            1,196,030*
 17,800            Quest Diagnostics              1,531,690*
 25,900            Zimmer Holdings                  923,594*
                                               ------------
                                                  9,633,511

Insurance (0.8%)
 10,400            Arthur J. Gallagher              360,360
 12,400            Willis Group Holdings            408,084*
                                               -------------
                                                    768,444

Internet (2.2%)
 21,600            Intuit Inc.                    1,073,952*
 43,800            KPMG Consulting                  650,868*
 11,100            Symantec Corp.                   364,635*[L]
                                               ------------
                                                  2,089,455

Media (1.9%)
 23,200            Univision
                      Communications                728,480*[L]
 31,100            Westwood One                   1,039,362*
                                               ------------
                                                  1,767,842

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Number of Shares                               Market Value+
Pharmaceutical (1.1%)
 18,900            Caremark Rx                 $    311,850*
 13,300            Pharmaceutical
                      Product Development           350,322*
  6,300            Teva Pharmaceutical
                      Industries ADR                420,714
                                               ------------
                                                  1,082,886

Retail (7.0%)
 24,100            Abercrombie & Fitch             581,292*
 24,500            Bed Bath & Beyond               924,630*
 26,350            Best Buy                        956,505*[L]
 10,200            BJ's Wholesale Club             392,700*
  8,200            Brinker International           260,350*
  2,500            CDW Computer Centers            117,025*
  8,725            Coach, Inc.                     479,002*
 10,200            Krispy Kreme Doughnuts          328,338*[L]
 10,900            Mohawk Industries               670,677*
  8,300            Ross Stores                     338,225
 23,500            Talbots, Inc.                   822,500
 14,600            Tiffany & Co.                   513,920
 12,100            TJX Cos.                        237,281
                                               -----------
                                                 6,622,445

Semiconductors (5.1%)
 48,100            Integrated Device
                   Technology                       872,534*
 63,800            Intersil Corp.                 1,364,044*[L]
 14,100            KLA-Tencor                       620,259*[L]
 15,700            Linear Technology                493,451
 33,600            Microchip Technology             921,648*[L]
 21,300            Semtech Corp.                    568,710*
                                               ------------
                                                  4,840,646

Software (2.2%)
 11,100            Electronic Arts                  733,155*
 26,500            Emulex Corp.                     596,515*
 15,400            Mercury Interactive              353,584*
 22,700            Network Associates               437,429*[L]
                                               ------------
                                                  2,120,683
Total Common Stocks
(Cost $50,696,134)                               50,491,686
                                               ------------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                   Rating        Market Value+
                                                                               Moody's   S&P
U.S. Treasury Securities (4.6%)
 $ 1,125,000   U.S. Treasury Notes, 3.63%, due 3/31/04                          TSY      TSY     $  1,142,392
   2,055,000   U.S. Treasury Notes, 3.38%, due 4/30/04                          TSY      TSY        2,076,680
     455,000   U.S. Treasury Notes, 5.63%, due 2/15/06                          TSY      TSY          484,679
     640,000   U.S. Treasury Notes, 4.38%, due 5/15/07                          TSY      TSY          648,800
                                                                                                 ------------
               Total U.S. Treasury Securities (Cost $4,315,968)                                     4,352,551
                                                                                                 ------------
U.S. Government Agency Securities (2.9%)
     240,000   Fannie Mae, Notes, 3.88%, due 3/15/05                            AGY      AGY          242,189
     850,000   Fannie Mae, Notes, 4.23%, due 3/28/05                            AGY      AGY          862,565
   1,530,000   Fannie Mae, Notes, 5.25%, due 6/15/06                            AGY      AGY        1,592,317
                                                                                                 ------------
               Total U.S. Government Agency Securities (Cost $2,650,978)                            2,697,071
                                                                                                 ------------
Mortgage-Backed Securities (6.2%)
     482,363   GE Capital Mortgage Services, Inc., REMIC Pass-Through
                  Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29      BB[o]                 407,148**
     351,834   PNC Mortgage Securities Corp., Pass-Through Certificates,
                  Ser. 1999-1, Class 1B4, 6.25%, due 2/25/29                    BB[o]                 294,660**
     177,150   Residential Asset Securitization Trust, Ser. 1998-A10,
                  Class 1A9, 6.75%, due 10/25/28                                         AAA          176,810

Fannie Mae
   1,383,146   Pass-Through Certificates, 6.50%, due 5/1/13 - 3/1/17            AGY      AGY        1,437,760
   1,951,396   Pass-Through Certificates, 7.00%, due 6/1/11 - 2/1/16            AGY      AGY        2,053,384

Freddie Mac
     488,708   Pass-Through Certificates, 5.00%, due 2/1/07                     AGY      AGY          493,747
   1,009,623   Pass-Through Certificates, 5.50%, due 2/1/07                     AGY      AGY        1,032,930
                                                                                                 ------------
               Total Mortgage-Backed Securities (Cost $5,669,554)                                   5,896,439
                                                                                                 ------------
Asset-Backed Securities (5.3%)
     690,972   BMW Vehicle Lease Trust, Ser. 2000-A, Class A3, 6.64%,
                  due 5/25/03                                                   Aaa      AAA          702,326
     375,000   Capital Auto Receivables Asset Trust, Ser. 2002-2, Class A3,
                  3.82%, due 7/15/05                                            Aaa      AAA          380,243
     140,000   Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A3,
                  4.55%, due 8/15/05                                            Aaa      AAA          143,173
     463,549   Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%,
                  due 9/6/04                                                    Aaa      AAA          473,503
     570,000   Daimler Chrysler Auto Trust, Ser. 2001-A, Class A4, 5.40%,
                  due 3/6/06                                                    Aaa      AAA          593,047
     310,000   Discover Card Master Trust I, Ser. 1998-6, Class A, 5.85%,
                  due 1/17/06                                                   Aaa      AAA          320,771
     772,066   Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%,
                  due 2/15/04                                                   Aaa      AAA          789,184
     567,174   Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%,
                  due 6/15/04                                                   Aaa      AAA          580,808
     350,000   MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%,
                  due 2/15/06                                                   Aaa      AAA          361,262
     635,165   Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3,
                  7.25%, due 4/15/04                                            Aaa      AAA          648,534
                                                                                                 ------------
               Total Asset-Backed Securities (Cost $4,877,783)                                      4,992,851
                                                                                                 ------------
Banks & Financial Institutions (8.8%)
     200,000   American General Finance Corp., Floating Rate Notes,
                  Ser. G, 2.25%, due 12/17/04                                    A1      A+           200,375
     550,000   Bank One Corp., Notes, 6.50%, due 2/1/06                         Aa3       A           583,610
     275,000   Bear Stearns Co., Inc., Floating Rate Notes, 2.21%,
                  due 12/1/03                                                    A2       A           275,300
     565,000   Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03                 A2       A           579,005
     300,000   Capital One Bank, Senior Notes, 6.88%, due 2/1/06                Baa2    BBB-          296,526

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                  Rating         Market Value+
                                                                               Moody's  S&P
 $   500,000   Citigroup, Inc., Notes, 4.13%, due 6/30/05                        Aa1      AA-    $    501,110
     645,000   Countrywide Home Loans, Inc., Medium-Term Notes,
                  Ser. J, 5.25%, due 6/15/04                                     A3       A           663,032
     590,000   Credit Suisse First Boston (USA), Inc., Notes, 5.88%,
                  due 8/1/06                                                    Aa3      AA-          611,572
     485,000   Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02             A3     BBB+          498,768
     200,000   Household Finance Corp., Floating Rate Notes, 2.38%,
                  due 12/19/03                                                   A2       A           199,231
     580,000   Household Finance Corp., Notes, 7.00%, due 8/1/03                 A2       A           598,940
     600,000   International Lease Finance Corp., Medium-Term Notes,
                  7.30%, due 4/28/03                                             A1      AA-          622,747
     270,000   International Lease Finance Corp., Medium-Term Notes,
                  Ser. M, 5.50%, due 6/7/04                                      A1      AA-          278,313
     680,000   Lehman Brothers Holdings, Inc., Medium-Term Notes,
                  Ser. E, 7.00%, due 5/15/03                                     A2       A           705,996
     300,000   MBNA America Bank N.A., Subordinated Notes, 7.25%,
                  due 9/15/02                                                   Baa2     BBB          302,740
     200,000   MBNA Corp., Floating Rate Notes, Ser. F, 3.63%,
                  due 12/18/02                                                  Baa2     BBB          200,001
     235,000   Morgan Stanley Dean Witter & Co., Notes, 7.75%,
                  due 6/15/05                                                   Aa3      AA-          257,891
     500,000   Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03              Aa2      AA+          526,190
     345,000   Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%,
                  due 9/15/03                                                    A3     BBB+          357,209
                                                                                                 ------------
               Total Banks & Financial Institutions (Cost $8,024,630)                               8,258,556
                                                                                                 ------------
Corporate Debt Securities (14.5%)
     275,000   American Standard, Inc., Senior Notes, 7.13%, due 2/15/03        Ba2      BB+          277,750
     140,000   Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03              Ba3      BB-          143,150
     425,000   Browning-Ferris Industries, Inc., Senior Notes, 6.10%,
                  due 1/15/03                                                   Ba3      BB-          418,709
     170,000   Calpine Corp., Senior Notes, 7.63%, due 4/15/06                   B1      B+           117,300
     275,000   Caterpillar Financial Services Corp., Medium-Term Notes,
                  7.59%, due 12/10/03                                            A2      A+           291,865
     335,000   Caterpillar Financial Services Corp., Notes, 6.88%,
                  due 8/1/04                                                     A2      A+           356,001
     430,000   Conoco, Inc., Floating Rate Notes, 2.83%, due 4/15/03            Baa1    BBB+          431,617
     245,000   Cox Radio, Inc., Notes, 6.25%, due 5/15/03                       Baa3     BBB          247,616
     400,000   Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes,
                  Ser. C, 2.13%, due 8/21/03                                     A3     BBB+          398,944
     100,000   Delta Air Lines, Inc., Medium-Term Notes, Ser. C, 6.65%,
                  due 3/15/04                                                   Ba3                    96,783
     250,000   Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                  Ba1     BBB-          255,885
     430,000   Dow Chemical Co., Notes, 5.25%, due 5/14/04                       A3       A           440,070
     170,000   EOP Operating Limited Partnership, Notes, 6.63%,
                  due 2/15/05                                                   Baa1    BBB+          177,857
     250,000   Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                  A3     BBB+          258,502
     485,000   Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                  A3     BBB+          499,249
     470,000   Fort James Corp., Senior Notes, 6.50%, due 9/15/02               Ba1     BBB-          467,899
     400,000   General Electric Capital Corp., Medium-Term Notes,
                  Ser. A, 6.81%, due 11/3/03                                    Aaa      AAA          421,417
     890,000   General Motors Acceptance Corp., Notes, 6.85%,
                  due 6/17/04                                                    A2     BBB+          930,735
     200,000   Halliburton Co., Floating Rate Notes, 2.13%, due 7/16/03         Baa2     A-           189,500
     250,000   Hartford Life, Inc., Notes, 6.90%, due 6/15/04                   A2       A            264,037
     500,000   Heller Financial, Inc., Floating Rate Notes, Ser. J, 2.39%,
                  due 8/8/03                                                    Aaa      AAA          502,697
     280,000   ITT Corp., Notes, 6.75%, due 11/15/05                            Ba1     BBB-          276,659
     400,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
                  due 5/15/05                                                   Ba1      BB+          412,353

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                   Rating        Market Value+
                                                                               Moody's  S&P
 $   300,000   Masco Corp., Notes, 6.13%, due 9/15/03                           Baa1    BBB+     $    309,169
     195,000   Methanex Corp., Notes, 7.75%, due 8/15/05                        Ba1     BBB-          193,050
     450,000   Nationwide Mutual Insurance Co., Notes, 6.50%,
                  due 2/15/04                                                    A2      A-           468,641**
     225,000   Navistar International Corp., Senior Notes, Ser. B, 7.00%,
                  due 2/1/03                                                    Ba1      BB+          224,156
     440,000   Norfolk Southern Corp., Floating Rate Senior Notes, 2.58%,
                  due 7/7/03                                                    Baa1     BBB          440,337
     145,860   PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                    Baa2    BBB-          144,401
     250,000   Powergen US Funding LLC, Notes, 4.50%, due 10/15/04              Baa1     BBB          251,614
     100,000   Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06        Baa3    BBB-          104,750
     125,000   Royal Caribbean Cruises Ltd., Senior Notes, 8.13%,
                  due 7/28/04                                                   Ba2      BB+          120,000
     370,000   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%,
                  due 6/9/05                                                     A3      A+           394,347
     725,000   SCANA Corp., Floating Rate Notes, 2.54%, due 2/1/04               A3      A-           725,317
     400,000   Textron Financial Corp., Floating Rate Medium-Term Notes,
                  Ser. E, 2.15%, due 6/6/03                                      A3      A-           398,762
     160,000   Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                    A1      A+           166,780
     500,000   Time Warner, Inc., Notes, 8.11%, due 8/15/06                     Baa1    BBB+          528,245
     375,000   TRW, Inc., Notes, 6.63%, due 6/1/04                              Baa2     BBB          391,660
     210,000   TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06              Baa3     BBB          215,987
     325,000   Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                     Baa3     BBB          338,822
     430,000   Verizon Wireless, Inc., Floating Rate Notes, 2.29%,
                  due 12/17/03                                                   A2                   423,016**
                                                                                                 ------------
               Total Corporate Debt Securities (Cost $13,537,151)                                  13,715,649
                                                                                                 ------------
Foreign Government Securities (0.7%)
     665,000   Federal Republic of Germany, 6.25%, due 3/4/04                            AAA
               (Cost $600,492)                                                                        679,924
                                                                                                 ------------
Repurchase Agreements (0.2%)
     150,000   State Street Bank and Trust Co. Repurchase Agreement,
               1.90%, due 7/1/02, dated 6/28/02, Maturity Value
               $150,024, Collateralized by $155,000 Federal Home Loan
               Bank, Bonds, 6.00%, due 8/15/02 (Collateral Value
               $159,213)
               (Cost $150,000)                                                                        150,000#
                                                                                                 ------------
Short-Term Investments (17.0%)
  13,839,723   N&B Securities Lending Quality Fund, LLC                                            13,839,723
   2,168,518   Neuberger Berman Institutional Cash Fund Trust Class                                 2,168,518@
                                                                                                 ------------
               Total Short-Term Investments (Cost $16,008,241)                                     16,008,241#
                                                                                                 ------------
               Total Investments (113.7%) (Cost $106,530,931)                                     107,242,968##
               Liabilities, less cash, receivables and other assets [(13.7%)]                     (12,911,882)
                                                                                                 ------------
               Total Net Assets (100.0%)                                                         $ 94,331,086
                                                                                                 ------------

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio
---------------------------------------------------

+ Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At June 30, 2002, the cost of investments for U.S. Federal income tax purposes was $106,530,931. Gross unrealized appreciation of investments was $6,717,084 and gross unrealized depreciation of investments was $6,005,047, resulting in net unrealized appreciation of $712,037, based on cost for U.S. Federal income tax purposes.

[o] Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.


*     Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2002, these securities amounted to $1,593,465 or 1.7% of net assets.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Statement of Assets and Liabilities
-----------------------------------

                                                                                         -------------
                                                                                           Balanced
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value* (Note A)--see Schedule of Investments      $ 107,242,968
------------------------------------------------------------------------------------------------------
  Cash                                                                                           6,003
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                            426,662
------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                             1,846,303
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                                  415
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              4,861
======================================================================================================

Total Assets                                                                               109,527,212
======================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                      13,839,723
------------------------------------------------------------------------------------------------------
  Net payable for forward foreign currency exchange contracts sold (Note C)                     12,917
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                           1,169,253
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                              58,744
------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                        42,260
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                             23,140
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                           50,089
======================================================================================================

Total Liabilities                                                                           15,196,126
======================================================================================================

Net Assets at value                                                                      $  94,331,086
======================================================================================================

Net Assets consist of:
  Paid-in capital                                                                        $ 130,956,020
------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                   624,265
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (37,949,380)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                           700,181
======================================================================================================

Net Assets at value                                                                      $  94,331,086
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           11,266,607
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                 $        8.37
======================================================================================================

*Cost of Investments                                                                     $ 106,530,931
======================================================================================================

See Notes to Financial Statements

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS
                                                 ENDED JUNE 30, 2002 (UNAUDITED)

Statement of Operations
-----------------------

                                                                           --------------
                                                                              Balanced
Neuberger Berman Advisers Management Trust                                    Portfolio
Investment Income
Income:
Interest income (Note A)                                                    $   1,286,749
-----------------------------------------------------------------------------------------
Dividend income                                                                    42,633
-----------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                      (606)
=========================================================================================
Total income                                                                    1,328,776
=========================================================================================
Expenses:
Investment management fee (Note B)                                                285,628
-----------------------------------------------------------------------------------------
Administration fee (Note B)                                                       156,502
-----------------------------------------------------------------------------------------
Auditing fees                                                                       4,711
-----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                            51,336
-----------------------------------------------------------------------------------------
Insurance expense                                                                     950
-----------------------------------------------------------------------------------------
Legal fees                                                                         10,443
-----------------------------------------------------------------------------------------
Registration and filing fees                                                       18,565
-----------------------------------------------------------------------------------------
Shareholder reports                                                                13,877
-----------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                    7,253
-----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                        17,135
-----------------------------------------------------------------------------------------
Miscellaneous                                                                       2,530
=========================================================================================
Total expenses                                                                    568,930
Expenses reduced by custodian fee expense offset arrangement (Note B)                (118)
=========================================================================================
Total net expenses                                                                568,812
=========================================================================================
Net investment income (loss)                                                      759,964
=========================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                         (6,491,403)
-----------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions (Note A)                (30,944)
-----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                            (6,484,140)
     ------------------------------------------------------------------------------------
     Foreign currency (Note A)                                                    (11,384)
     ====================================================================================
Net gain (loss) on investments                                                (13,017,871)
=========================================================================================
Net increase (decrease) in net assets resulting from operations             $ (12,257,907)
=========================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Statement of Changes in Net Assets
----------------------------------

                                                                                     Balanced Portfolio
                                                                            ------------------------------------
                                                                              Six Months Ended        Year Ended
Neuberger Berman Advisers Management Trust                                       June 30, 2002      December 31,
                                                                                   (Unaudited)              2001
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                  $     759,964       $   2,536,783
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (6,522,347)        (28,320,218)
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments              (6,495,524)          6,153,338
===============================================================================================================
Net increase (decrease) in net assets resulting from operations                 (12,257,907)        (19,630,097)
===============================================================================================================
Distributions to Shareholders From:
Net investment income                                                            (2,524,587)         (2,325,979)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         --         (43,944,393)
===============================================================================================================
Total distributions to shareholders                                              (2,524,587)        (46,270,372)
===============================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                         6,396,196          17,324,440
---------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                         2,524,587          46,270,372
---------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                    (11,825,001)        (33,265,165)
===============================================================================================================
Net increase (decrease) from Fund share transactions                             (2,904,218)         30,329,647
===============================================================================================================
Net Increase (Decrease) in Net Assets                                           (17,686,712)        (35,570,822)
Net Assets:
Beginning of period                                                             112,017,798         147,588,620
===============================================================================================================
End of period                                                                 $  94,331,086       $ 112,017,798
===============================================================================================================
Accumulated undistributed net investment income (loss) at end of period       $     624,265       $   2,388,888
===============================================================================================================
Number of Fund Shares:
Sold                                                                                699,813           1,636,810
---------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                               283,981           4,567,658
---------------------------------------------------------------------------------------------------------------
Redeemed                                                                         (1,309,223)         (3,151,051)
===============================================================================================================
Net increase (decrease) in shares outstanding                                      (325,429)          3,053,417
===============================================================================================================

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio
------------------------------------------------

      Note A--Summary of Significant Accounting Policies:

1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Balanced Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Balanced Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

      contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

7 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($30,824,639 expiring in 2009, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin", ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

      Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

      For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

      During the six months ended June 30, 2002, the Fund did not enter into any financial futures contracts.

11 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At June 30, 2002, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the six months ended June 30, 2002 were $13,568,356, $13,839,723 and $32,250, respectively.

12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund recorded a cumulative effect adjustment to reflect the amortization of premiums. The cumulative effect resulted in a $17,528 decrease to

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

      undistributed net investment income (loss) and a corresponding increase to net unrealized appreciation (depreciation) in value of investments as of January 1, 2001. The current year impact decreased net investment income by $43,277, increased unrealized appreciation (depreciation) in value of investments by $18,627, and increased net realized gain (loss) on investment securities sold by $24,650 and therefore did not impact total net assets.

14 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2002, income earned on this investment amounted to $22,905 and is reflected in the Statement of Operations under the caption Interest income.

      Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

      Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

      The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

      Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

      The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

      The trustees of the Trust adopted a non-fee distribution plan for the Fund.

      Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

      Management has contractually undertaken through April 30, 2005 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

      ended June 30, 2002, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2008 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the six months ended June 30, 2002, there was no reimbursement to Management. At June 30, 2002, the Fund has no liability to Management under the agreement.

      Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

      The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $118.


      Note C--Securities Transactions:

      During the six months ended June 30, 2002, there were purchase and sale transactions (excluding short-term securities and forward foreign currency contracts) of $50,122,600 and $51,789,615, respectively.

      During the six months ended June 30, 2002, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2002, open contracts were as follows:

                      Contracts    In Exchange     Settlement                Net Unrealized
      Sales          To Deliver            For           Date      Value       Depreciation
      Euro Dollar       520,000       $498,472        8/19/02   $511,389            $12,917

During the six months ended June 30, 2002, brokerage commissions on securities transactions amounted to $63,529, of which Neuberger received $26,237, and other brokers received $37,292.

      Note D--Line of Credit:

      At June 30, 2002, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2002, nor had the Fund utilized this line of credit at any time prior to that date.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

      Note E--Unaudited Financial Information:

      The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Balanced Portfolio+
----------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]


                                                  Six Months Ended
                                                       June 30,                        Year Ended December 31,
                                                  ----------------- -------------------------------------------------------------
                                                           2002            2001        2000        1999        1998        1997
                                                     (Unaudited)
Net Asset Value, Beginning of Period                    $9.66            $17.28      $20.89      $16.34      $17.80      $15.92
                                                        -----            ------      ------      ------      ------      ------
Income From Investment Operations
Net Investment Income (Loss)                              .07[Y]            .22[Y]      .30         .26         .29         .36
Net Gains or Losses on Securities (both realized
 and unrealized)                                        (1.14)[Y]         (2.27)[Y]    (.61)       4.96        1.62        2.59
                                                        -----            ------      ------      ------      ------      ------
Total From Investment Operations                        (1.07)            (2.05)       (.31)       5.22        1.91        2.95
                                                        -----            ------      ------      ------      ------      ------
Less Distributions
From Net Investment Income                               (.22)             (.28)       (.37)       (.27)       (.42)       (.30)
From Net Capital Gains                                     --             (5.29)      (2.93)       (.40)      (2.95)       (.77)
                                                        -----            ------      ------      ------      ------      ------
Total Distributions                                      (.22)            (5.57)      (3.30)       (.67)      (3.37)      (1.07)
                                                        -----            ------      ------      ------      ------      ------
Net Asset Value, End of Period                          $8.37             $9.66      $17.28      $20.89      $16.34      $17.80
                                                        -----            ------      ------      ------      ------      ------
Total Return++                                         -11.21%**         -13.36%      -4.55%     +33.56%     +12.18%     +19.45%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                $94.3            $112.0      $147.6      $165.3      $177.6      $161.9
Ratio of Gross Expenses to Average Net Assets#           1.09%*            1.07%        .99%       1.02%       1.03%       1.04%
Ratio of Net Expenses to Average Net Assets              1.09%*            1.07%        .99%       1.02%       1.03%       1.04%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                      1.46%*[Y]         2.10%[Y]    1.49%       1.60%       1.84%       2.07%
Portfolio Turnover Rate                                    50%               88%        124%        121%         71%        103%

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Notes to Financial Highlights Balanced Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[Y] With the adoption of the Guide, the per share amounts and ratios shown decreased or increased as follows:

                                                           Six Months Ended       Year Ended
                                                                   June 30,     December 31,
                                                                       2002             2001
Net Investment Income                                      (.004)                (.004)
Net Gains or Losses on Securities                           .004                  .004
Ratio of Net Investment Income to Average Net Assets        (.08%)                (.04%)

*     Annualized.

**    Not annualized.

Trustees and Officers
---------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
                               Position and                                        Fund Complex    Other Directorships Held
                              Length of Time                                        Overseen by     Outside Fund Complex by
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)          Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------
 John Cannon (72)            Trustee since    Retired. Formerly, Chairman and           29         Independent Trustee or
                             2000             Chief Investment Officer of CDC                      Director of three series of
                                              Capital Management (registered                       Oppenheimer Funds:
                                              investment adviser) (1993-Jan.                       Limited Term New York
                                              1999).                                               Municipal Fund,
                                                                                                   Rochester Fund
                                                                                                   Municipals, and
                                                                                                   Oppenheimer Convertible
                                                                                                   Securities Fund, 1992 to
                                                                                                   present.
------------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            29
                             1984             Faith Colish, A Professional
                                              Corporation; 1980 to present.
------------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (69)       Trustee since    Consultant. Retired President and         29
                             1989             Trustee of Teachers Insurance &
                                              Annuity (TIAA) and College
                                              Retirement Equities Fund (CREF).
------------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (64)         Trustee since    Consultant, C. A. Harvey                  29
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the New
                                              York Stock Exchange Board of
                                              Directors, 1998 to present;
                                              Secretary, Board of Associates to
                                              The National Rehabilitation
                                              Hospital's Board of Directors;
                                              Director of American Association
                                              of Retired Persons (AARP), 1978
                                              to December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
                               Position and                                        Fund Complex    Other Directorships Held
                              Length of Time                                        Overseen by    Outside Fund Complex by
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee              Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (69)           Trustee since    Senior Vice President and General         29
                             2000             Counsel of Loews Corporation
                                              (diversified financial corporation).
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  29         Director, Delaware Labs,
                             2000             Economics at Stern School of                         1978 to present
                                              Business, New York University.                       (  cosmetics).
------------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (65)       Trustee since    Retired. Formerly, Vice President         29         Director, State Theatre of
                             1999             and Special Counsel to WHX                           New Jersey (not-for-profit
                                              Corporation (holding company);                       theater), 2000 to present;
                                               1993-2001.                                          Formerly, Director of
                                                                                                   Kevlin Corporation
                                                                                                   (manufacturer of
                                                                                                   microwave and other
                                                                                                   products).
------------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of Burnham          29         Director, 92nd Street Y
                             2000             Securities Inc. (a registered                        (non-profit), 1967 to
                                              broker-dealer) since 1991.                           present; Formerly,
                                                                                                   Director, Cancer
                                                                                                   Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President of         29         Director, Pro-Kids Golf
                             2000             Foodmaker, Inc. (operator and                        and Learning Academy,
                                              Franchiser of Restaurants) until                     1998 to present (teach golf
                                              January 1997; Secretary of                           and computer usage to "at
                                              Foodmaker, Inc. until July 1996.                     risk" children); Director of
                                                                                                   Prandium, Inc.,
                                                                                                   March 2001 to present
                                                                                                   (restaurants).
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd
----------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex     Other Directorships Held
                              Length of Time                                       Overseen by      Outside Fund Complex by
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford Partners        29         Formerly, Director of
                             2000             and Oxford Bioscience Partners                       Capital Cash
                                              (venture capital partnerships) and                   Management Trust
                                              President of Oxford Venture                          (money market fund) and
                                              Corporation.                                         Prime Cash Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (52)        Trustee since    General Partner of Seip                   29         Director, H&R Block,
                             2000             Investments LP (a private                            Inc. (financial services
                                              investment partnership); President                   company), May 2001 to
                                              and CEO of Westaff, Inc.,                            present; Director, General
                                              May 2001 to January 2002                             Magic (voice recognition
                                              (temporary staffing); Senior                         software), November 2001
                                              Executive at the Charles Schwab                      to present; Director,
                                              Corporation from 1983 to 1999;                       Forward Management,
                                              including Chief Executive Officer                    Inc. (asset management),
                                              of Charles Schwab Investment                         2001-present; Member of
                                              Management, Inc. and Trustee of                      the Board of Directors of
                                              Schwab Family of Funds and                           E-Finance Corporation
                                              Schwab Investments from 1997 to                      (credit decisioning
                                              1998; Executive Vice                                 services), 1999 to present;
                                              President-Retail Brokerage for                       Director, Save-Daily.com
                                              Charles Schwab Investment                            (micro investing services),
                                              Management from 1994 to 1997.                        1999 to present; Formerly,
                                                                                                   Director of Offroad
                                                                                                   Capital Inc. (pre-public
                                                                                                   internet commerce
                                                                                                   company).
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant           29         Director, Providence
                             1999             specializing in the insurance                        Washington (property and
                                              industry; Advisory Director of                       casualty insurance
                                              Securitas Capital LLC (a global                      company),
                                              private equity investment firm                       December 1998 to
                                              dedicated to making investments in                   present; Director, Summit
                                              the insurance sector).                               Global Partners (insurance
                                                                                                   brokerage firm),
                                                                                                   October 2000 to present.
------------------------------------------------------------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
                               Position and                                        Fund Complex    Other Directorships Held
                              Length of Time                                        Overseen by     Outside Fund Complex by
 Name, Age, and Address (1)     Served (2)         Principal Occupation(s) (3)        Trustee                Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta              29
                             1984             Region, Ford Motor Credit
                                              Company since August 1997; prior
                                              thereto, President, Ford Life
                                              Insurance Company, April 1995
                                              until August 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (49)     President and    Executive Vice President and Chief        29         Executive Vice President,
                             Trustee since    Investment Officer of Neuberger                      Chief Investment Officer
                             2000             Berman since 1999; Executive Vice                    and Director of Neuberger
                                              President and Chief Financial                        Berman Inc. (holding
                                              Officer of NB Management from                        company) since 1999;
                                              November 1999 to March 2000;                         Chairman since May 2000
                                              Vice President of NB Management                      and Director of NB
                                              from 1990 until 1999; Partner or                     Management since
                                              Principal of Neuberger Berman                        January 1996.
                                              from 1993.
------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy                 29         Director of Legg Mason,
                             2000             Committee, Edward Jones, 1993-                       Inc. (financial services
                                              2001; President of the Securities                    holding company), 1993
                                              Industry Association ("SIA")                         to present; Director,
                                              (securities industry's representative                Boston Financial Group
                                              in government relations and                          (real estate and tax
                                              regulatory matters at the federal                    shelters) 1993-1999.
                                              and state levels) from 1974-1992;
                                              Adviser to SIA from
                                              November 1992-November 1993.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd
----------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                                Position and                                      Fund Complex     Other Directorships Held
                               Length of Time                                      Overseen by      Outside Fund Complex by
 Name, Age, and Address (1)      Served (2)        Principal Occupation(s) (3)       Trustee                Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (43)      Chairman of       Executive Vice President of              29         Executive Vice President
                             the Board,        Neuberger Berman since 1999;                        and Director of Neuberger
                             Chief             Principal of Neuberger Berman                       Berman Inc. (holding
                             Executive         from 1997 until 1999; Senior Vice                   company) since 1999;
                             Officer and       President of NB Management from                     President and Director of
                             Trustee since     1996 until 1999; Director of                        NB Management since
                             2000; President   Institutional Services of NB                        1999.
                             from 1999 to      Management from 1988 until
                             2000              1996.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Information about the Officers of the Trust

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
----------------------------   --------------------------------   ----------------------------------------------
Claudia A. Brandon (45)        Secretary since 1984               Vice President of Neuberger Berman since
                                                                  2002 and Employee since 1999; Vice
                                                                  President-Mutual Fund Board Relations of NB
                                                                  Management since 2000; Vice President of NB
                                                                  Management from 1986 to 1999; Secretary of
                                                                  two other mutual funds for which NB
                                                                  Management acts as investment manager and
                                                                  administrator.

Robert Conti (45)              Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Senior Vice President of NB
                                                                  Management since 2000; Controller of NB
                                                                  Management until 1996; Treasurer of NB
                                                                  Management from 1996 until 1999; Vice
                                                                  President of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 2000.

Stacy Cooper-Shugrue (39)      Assistant Secretary since 1991     Vice President-Mutual Fund Board Relations
                                                                  of NB Management since February 25, 2002;
                                                                  Employee of Neuberger Berman since 1999;
                                                                  Assistant Vice President of NB Management
                                                                  from 1993 to 1999; Assistant Secretary of two
                                                                  other mutual funds for which NB Management
                                                                  acts as investment manager and administrator.

Barbara Muinos (43)            Assistant Treasurer since 1996     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1993 to 1999; Assistant
                                                                  Treasurer of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 1996.

Brian J. Gaffney (48)          Vice President since 2000          Managing Director of Neuberger Berman since
                                                                  1999; Senior Vice President of NB
                                                                  Management since 2000; Vice President of NB
                                                                  Management from 1997 until 1999; Vice
                                                                  President of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 2000.

Trustees and Officers cont'd
----------------------------

                                             Position and
 Name, Age, and Address (1)            Length of Time Served (2)                    Principal Occupation(s) (3)
----------------------------   ----------------------------------------   ----------------------------------------------
Sheila R. James (37)           Assistant Secretary since June 5, 2002     Employee of Neuberger Berman since 1999;
                                                                          Employee of NB Management from 1991 to
                                                                          1999; Assistant Secretary of two other mutual
                                                                          funds for which NB Management acts as
                                                                          investment manager and administrator since
                                                                          June 5, 2002.

Richard Russell (55)           Treasurer and Principal Accounting         Vice President of Neuberger Berman since
                               Officer since 1993 and Principal           1999; Vice President of NB Management from
                               Financial Officer since June 2000          1993 until 1999; Treasurer and Principal
                                                                          Financial and Accounting Officer of two other
                                                                          mutual funds for which NB Management acts
                                                                          as investment manager and administrator.

Frederic B. Soule (56)         Vice President since 2000                  Vice President of Neuberger Berman since
                                                                          1999; Vice President of NB Management from
                                                                          1995 until 1999; Vice President of two other
                                                                          funds for which NB Management acts as
                                                                          investment manager and administrator since
                                                                          2000.

Celeste Wischerth (41)         Assistant Treasurer since 1996             Vice President of Neuberger Berman since
                                                                          1999; Assistant Vice President of NB
                                                                          Management from 1994 to 1999; Assistant
                                                                          Treasurer of two other mutual funds for which
                                                                          NB Management acts as investment manager
                                                                          and administrator since 1996.

--------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.